THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. CERTIFICATES REPRESENTING ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE SHALL BEAR A LEGEND TO SIMILAR EFFECT AS THE FOREGOING.

                           ---------------------------
                                DERMISONICS, INC.
                           ---------------------------

                   NON-NEGOTIABLE CONVERTIBLE PROMISSORY NOTE

$25,000.00                                                     November 16, 2004

     FOR VALUE RECEIVED, the undersigned, DERMISONICS, INC., a Nevada corporation (the "Payor" or the "Company"), promises to pay KENNETH HOVDEN (the "Holder"), the principal sum of $25,000.00 and interest on the outstanding principal balance as set forth herein.

1.   INTEREST  RATE;  PAYMENT.

     (a) The outstanding principal balance of this Convertible Promissory Note (this "Note") shall bear interest at a rate equal to 8.0% per annum, with interest accruing from the date hereof. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed, and, subject to Section 4, shall be payable only upon repayment of the principal in cash.

     (b) The outstanding balance of any amount owed under this Note that is not paid when due shall bear interest at the rate of 2.0% per annum (the "Default Interest") above the rate that would otherwise be in effect under this Note with the Default Interest accruing, from and including such due date.

     (c) The outstanding principal and all accrued and unpaid interest shall be paid in full on November 30, 2005 (the "Maturity Date") unless converted into the securities of the Company pursuant to Section 4 or prepaid pursuant to
Section 1(d) prior to the Maturity Date. On a Repayment Date, the Payor shall pay the applicable amount of principal and interest in lawful money of the United States of America by wire or bank transfer of immediately available funds to an account designated by the Holder in writing from time to time.

     (d)  This Note may be pre-paid at any time without penalty.

2. ASSIGNMENT. This Note may not be assigned, transferred or otherwise negotiated.

3.   EVENTS  OF  DEFAULT;  RIGHTS  OF  HOLDER  UPON  DEFAULT.

     (a)  An "Event of Default" shall occur if:

          (i) the Payor shall default in the payment of the principal of or interest payable on this Note, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise and such default shall continue unremedied for 20 days;

          (ii) the Payor shall fail to observe or perform any covenant or agreement contained in this Note, and such failure shall continue for ten business days after the Payor receives written notice of such failure;

          (iii) any representation, warranty, certification or statement made by or on behalf of the Payor in this Note or in any certificate, writing or other document delivered pursuant hereto shall prove to have been incorrect in any material respect when made;

          (iv) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(A) relief in respect of the Payor or of a substantial part of the Payor's respective property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law (any such law, a "Bankruptcy Law"), (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of any the ,
(C) the winding up or liquidation of the Payor; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered;

          (v) the Payor shall (A) voluntarily commence any proceeding or file any petition seeking relief under a Bankruptcy Law, (B) consent to the institution of or the entry of an order for relief against it, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (d), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for a substantial part of the property or assets of the Payor, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take any action for the purpose of effecting any of the foregoing.

     (b) Upon the occurrence of an Event of Default and the continuation of any such Event of Default for a period of thirty days after the delivery of written notice to the undersigned setting forth such Event of Default, the unpaid balance of the principal and any interest accrued thereon shall, at the option of the holder hereof, at once become due and payable. The notice of default shall be deemed to be delivered if personally delivered to the undersigned or if sent by United States certified or registered mail to the undersigned at the address set forth or at the last address furnished by it for such purpose.


4.   CONVERSION  OF  THIS  NOTE.

     (a) Conversion. This Note shall be convertible at any time by the Holder upon 10 days notice to the Payor into (i) shares ("Conversion Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), and (ii) a one-year warrant to purchase shares of Common Stock at a price of $2.00 per share ("Warrant," which, together with the Conversion Shares are sometimes herein referred to as the "Conversion Securities"), at the Note Conversion Rate (as defined below). In the event of any conversion of the principal amount of this Note into Common Stock, all interest accrued hereon shall be forgiven.
This Note shall not be converted in the event that the Securities and Exchange Commission shall have issued a stop trade order with respect to the Common Stock or the Common Stock is suspended from trading on the Over-the-Counter Bulletin Board (the "Principal Market") for five consecutive trading days or five trading days during a period of 10 consecutive trading days, excluding in all cases a suspension of all trading on a Principal Market, at any time prior to the automatic conversion.

     (b) Note Conversion Rate; Conversion Price. Upon conversion of this Note as specified in Section 4(a), above, the Holder shall be entitled to receive (i) a number of Conversion Shares which shall be calculated by dividing the principal amount by $1.23 (the "Note Conversion Rate"), and (ii) a Warrant entitling the Holder to purchase a number of shares of Common Stock calculated by dividing the number of Conversion Shares issuable under this Section 4(b) by two. The Note Conversion Rate is subject to adjustment when the Common Stock has exceeded an average daily trading volume of 30,000 shares for a period of 10 consecutive days on the Principal Market (the "Reset Event") into the number of shares of Common Stock equal to 60% of the five-day average closing price of the Common Stock prior to the Reset Event.

     (c) Mechanics of Conversion. Upon notice of conversion from the Holder, this Note shall be converted into Conversion Securities; provided, however, that the

Company shall not be obligated to issue a certificate or certificates evidencing the Conversion Securities unless the original of this Note is delivered to the Company, or the Holder notifies the Company in writing that such original of this Note has been lost, stolen or destroyed, and the Holder executes an agreement satisfactory to the Company to, among other things, indemnify the Company from any loss incurred by the Company in connection with such original of this Note. Upon surrender by the Holder to the Company of the original of this Note at the office of the Company, there shall be issued and delivered to the Holder promptly at such office and in the Holder's name as shown on the original of this Note, a certificate or certificates for the applicable number of Conversion Securities on the date on which such automatic conversion is deemed to have occurred.

     (d) Conversion Calculations; No Fractional Shares. Conversion calculations pursuant to this Section 4 shall be rounded to the nearest whole share of Common Stock, and no fractional shares or warrants to issue fractional shares shall be issuable by the Company upon conversion of this Note. Conversion of this Note shall be deemed payment in full of this Note and this Note shall thereupon be cancelled.

     (e) Legend. As promptly as practicable after conversion of this Note, Company shall issue and deliver to the Holder a certificate for the number of full shares of Common Stock and Warrants issuable upon such conversion. The Company will place on each certificate evidencing the Conversion Shares and Warrants the following legend:

     THE  SECURITIES  REPRESENTED  HEREBY  HAVE  NOT  BEEN  REGISTERED UNDER THE
     SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR BLUE SKY LAWS.

     (f) Reservation of Shares. The Payor shall reserve and keep available solely for issuance upon the conversion of this Note such number of shares of Common Stock as will from time to time be sufficient to permit the conversion of this Note and the exercise of the Warrants, and, if applicable, shall take all action to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or permit the conversion of this Note and exercise of the Warrants. The Payor covenants that all Conversion Shares that shall be so issued shall be duly authorized, validly issued, fully paid and non-assessable by the Payor, not subject to any preemptive rights, and free from any taxes, liens and charges with respect to the issue thereof. The Payor will take all such action as may be necessary to ensure that all such Conversion Shares and Warrants may be so issued without violation of any applicable law or regulation, or any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

     (a) The execution and delivery by the Company of this Note (i) are within the Company's corporate power and authority, and (ii) have been duly authorized by all necessary corporate action.

     (b) This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDER. The Holder represents and warrants to the Company, and agrees, as follows:

     (a) This Note and any Conversion Securities issuable upon conversion of this Note are being acquired by the Holder for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

     (b) The Holder is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

     (c) The Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of the Holder's investment in the Company; the Holder believes that the Holder has received or had access to all information the Holder considers necessary or appropriate to make an informed investment decision with respect to this Note; and the Holder is able financially to bear the risk of losing the Holder's full investment in this Note.

     (d) The Holder understands that this Note is non-negotiable and not assignable. The Holder understands that neither this Note, the Conversion
Shares nor the Warrants have been nor will be registered under the Securities Act or registered or qualified under any the securities laws of any state or other jurisdiction, are "restricted securities," and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available.

Prior to any proposed transfer of any Conversion Shares or Warrants, the Holder shall, among other things, give written notice to the Company of its intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by the Holder in this Section 6 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be affected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each certificate for any Conversion Shares and Warrants shall bear a legend to the foregoing effect.

7. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Note shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the conversion of this Note as provided in Section 4, above. No dividends shall be payable or accrued in respect of this Note or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, the conversion right of this Note shall have been exercised.

8. WAIVERS. The Payor waives notices of presentment, demand, protest, and notices of every other kind that relate to this Note. No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such Holder, nor shall any delay, omission, or waiver on any one occasion be deemed to bar or waive the same right or any other right on any future occasion.

9. USURY. In no event shall any interest charged, collected, or reserved under this Note exceed the maximum rate then permitted by applicable law, and, if any such payment is paid by the Payor, then such excess sum shall be credited by the Holder as a payment of principal.

10. COSTS OF ENFORCEMENT. The Payor agrees to pay on demand all costs of collection, including reasonable attorneys' fees and costs, actually and reasonably incurred by the Holder in enforcing the obligations of the Payor under this Note.

11. EXCLUSION, MODIFICATION, AND AMENDMENT. No term or provision of this Note may be excluded, modified, or amended, except by a written instrument duly executed on behalf of the Payor and the Holder, and any such written instrument shall expressly refer to this Note and shall set forth with specificity the term or provision to be excluded, modified, or amended.

12. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing to the respective addresses of the parties set forth above or at such other address as the parties shall have furnished to each other in writing, and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier.

13. BUSINESS DAY. Notwithstanding anything to the contrary herein, if any payment of principal or interest is due on a day that is not a Business Day, payment shall be made on the next succeeding Business Day, with the same effect as if made on the day such payment was due, and no interest shall accrue thereon for the period after such date. A "Business Day" shall mean any day that is not a Saturday, Sunday or day on which banking institutions in the State of New York are authorized or obligated by applicable law, regulation or executive order to close.

14. SEVERANCE. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. GOVERNING LAW; VENUE. All rights and obligations hereunder shall be governed by the laws of the State of Nevada. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Clark County, Nevada (the "Courts"), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

16. ENTIRE AGREEMENT. This Note contains the entire agreement between the Company and the Holder with respect to the subject matter hereof, and supersedes every course of dealing, other conduct or oral agreement or representation previously made by the Holder. No change in this Note shall be effective unless made in a writing duly executed by the Holder and the Company.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed on the date first set forth above.

THE COMPANY:

DERMISONICS, INC.


By:
   --------------------------------
   Bruce H. Haglund, Chairman



As to Section 6 and 15:

THE HOLDER:


------------------------------------
KENNETH HOVDEN